Exhibit 10.4

FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of March 9, 2007, by and among CHINAEDU Corporation, an exempted company organized and existing under the laws of the Cayman Islands (the “Company”), and the individuals and entities listed on the signature pages hereto. All terms not defined herein shall have the meaning given to them in the Securities Purchase Agreement (as defined below).

R E C I T A L S

WHEREAS, the Company and certain of its shareholders (the “Prior Investors”) have previously entered into the Third Amended and Restated Registration Rights Agreement dated July 14, 2005 (the “Prior Registration Rights Agreement”) pursuant to which the Company granted to the shareholders certain registration rights;

WHEREAS, the Company desires to issue Series D Preferred Shares, par value US$0.01 per share, pursuant to the Securities Purchase Agreement (the “Securities Purchase Agreement”) dated as of March 9, 2007 by and among the Company and the entities listed on the signature page to the Securities Purchase Agreement (collectively with the Prior Investors, the “Investors”); and

WHEREAS, in connection with the purchase and sale of the Series D Preferred Shares pursuant to the Securities Purchase Agreement, the Company and the Investors desire to amend and restate the Prior Registration Rights Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, the parties hereto agree as follows:

1. Interpretation.

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

(a) “Affiliate” of any Person shall mean any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be “controlled by” another Person if the other possesses, directly or indirectly, power either (i) to vote 50% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(b) “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at that time.

(c) Existing Shareholders” means holders of Ordinary Shares as of August 18, 2000, including Weblearning Company Limited, Yang Xueshan, Vantone International Group, Zhou Shuang, Charles Xue, Wang Gongquan and InterVision Technology Ltd.

(d) “Equity Equivalents” means Preferred Shares, any other equity securities of the Company and any securities, warrants, options and rights that are convertible into or exercisable or exchangeable for Preferred Shares, Ordinary Shares or other equity securities of the Company or Equity Equivalents.

(e) “Equity Securities” means any Ordinary Shares, Preferred Shares or other Equity Equivalents.

(f) “Form S-3/F-3” means Form F-3 or Form S-3, as applicable, promulgated by the SEC under the Securities Act or any successor form or substantially similar form then in effect.

(g) “Holders” means Investors, the Existing Shareholders and their successors and permitted transferees and assigns.

(h) “IAS” means International Accounting Standards, as promulgated by the International Accounting Standards Board and as in effect from time to time.

(i) “Initiating Holders” means the Holders who are the holders of at least twenty percent (20%) of the then outstanding Registrable Securities.

(j) “IPO” means the Company’s first firm commitment underwritten public offering of its Ordinary Shares under the Securities Act (or other applicable securities regulations, as the case may be).

(k) “Person” means any natural person, limited liability company, joint stock company, joint venture, partnership, enterprise, association, trust, unincorporated organization or any other entity or organization.

(l) “Qualified IPO” has the meaning set forth in the Company’s Fourth Amended and Restated Articles of Association, as amended from time to time.

(m) The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (or other applicable securities regulations, as the case may be), and the declaration or ordering of the effectiveness of that registration statement.

(n) “Registrable Securities” means (i) the Ordinary Shares purchased, issuable or issued upon conversion of the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares and Series D Preferred Shares that are now owned or may hereafter by acquired by any Holder, (ii) the Ordinary Shares issuable or issued upon exercise of outstanding warrants or other convertible securities that are now owned or may hereafter by acquired by any Investor and its successors and permitted transferees and assigns, (iii) for the purpose of Sections 3 and 5 only, any securities of the Company owned as of August 18, 2000 by the Existing Shareholders, and (iv) any Ordinary Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i), (ii) and (iii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which that person’s rights under this Agreement are not assigned; provided, however, that Ordinary Shares or other securities shall only be treated as Registrable Securities if, and so long as, they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

The number of shares of “Registrable Securities” outstanding shall be determined by the number of Ordinary Shares outstanding that are, and the number of Ordinary Shares issuable pursuant to Equity Equivalents that are, Registrable Securities.

(o) “Securities Act” shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

(p) “SEC” shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.2 Interpretation. For all purposes of this Agreement, except as otherwise expressly provided, (i) the terms defined in this Section 1 shall have the meanings assigned to them in this Section 1 and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned under IAS; (iii) all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement; (iv) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; (v) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and (vi) all references in this Agreement to designated Schedules, Exhibits and Annexes are to the Schedules, Exhibits and Annexes attached to this Agreement unless explicitly stated otherwise.

1.3 Jurisdiction. The terms of this Agreement are drafted primarily in contemplation of an offering of Ordinary Shares in the United States of America. The parties recognize, however, the possibility that securities may be qualified or registered in a jurisdiction other than the United States of America for offering to the public or that the Company might seek to effect an offering in the United States of America in the form of American Depositary Receipts or American Depositary Shares. Accordingly,

(a) It is their intention that, whenever this Agreement refers to a law or institution of the United States of America but the parties wish to effectuate qualification or Registration in a different jurisdiction, reference in this Agreement to the laws or institutions of the United States shall be read as referring, mutatis mutandis, to the comparable laws or institutions of the jurisdiction in question; and

(b) It is agreed that the Company will not undertake any listing of American Depositary Receipts, American Depositary Shares or any other security derivative of the Ordinary Shares unless arrangements have been made satisfactory to Investors representing a majority in voting power of the Series A Preferred Shares, a majority in voting power of the Series B Preferred Shares, a majority in voting power of the Series C Preferred Shares and a majority in voting power of the Series D

Preferred Shares, voting separately, to ensure that the spirit and intent of this Agreement will be realized and that the Company is committed to take such actions as are necessary such that the Investors will enjoy rights corresponding to the rights hereunder to sell their Registrable Securities in a public offering in the United States of America as if the Company had listed Ordinary Shares in lieu of such derivative securities.

2. Restrictive Legend. Hereinafter, each certificate representing (i) the Preferred Shares, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the Preferred Shares or the Registrable Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted below or unless the securities evidenced by such certificate shall have been registered under the Securities Act (or other applicable securities regulations, as the case may be)) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either (i) a written opinion of legal counsel to the holder, addressed to the Company and reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed transfer of such securities may be effected without registration under the Securities Act or (ii) a “no-action” letter from the SEC to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, except that any such transfer legend shall be removed in a transfer pursuant to Rule 144 or an effective registration statement, in which case no such legal opinion or “no-action” letter shall be required, and provided that the Company shall not be obligated to remove any such legends prior to the date of the IPO.

3. Company Registration.

3.1 Notice. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Equity Securities under the Securities Act (or other applicable securities regulations, as the case may be) in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Ordinary Shares being registered are Ordinary Shares issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 3.2, use its best efforts to cause to be registered under the Securities Act (or other applicable securities regulations, as the case may be) all of the Registrable Securities that each such Holder has requested to be registered.

3.2 Underwriting. In connection with any offering involving an underwriting of shares of the Company’s Equity Securities, the Company shall not be required under this Section 3 to include any securities of a Holder in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company, provided that any such underwriting agreement shall not impair the indemnification rights of the Holders granted under Section 8; and provided further, that the representations and warranties given by, and the other agreements on the part of, the Company to and for the benefit of the underwriter(s) shall also be made to and for the benefit of the Holders; and provided further, that the Company shall ensure that no underwriter(s) requires any Holder to make any representations or warranties to, or agreements with, any underwriter(s) in a registration other than customary representations, warranties and agreements relating to such Holder’s title to the Registrable Securities and authority to enter into the underwriting agreement. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in good faith and in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of Registrable Securities that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registrable Securities entitled (and requested in writing pursuant to Section 3.1) to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders), but in no event shall (i) the amount of Holders’ Registrable Securities be reduced at all while any other stockholder’s securities are still included, and after exclusion of all other stockholders’ securities, be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the IPO of the Company’s securities, in which case the Registrable Securities may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included, or (ii) notwithstanding (i) above, any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 4 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership, corporation or limited liability company, the partners, retired partners, members and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) days prior to the effective date of the registration statement without prejudice.

3.3 Termination of Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 7 hereof.

3.4 Not a Demand Registration. Registration pursuant to this Section 3 shall not be deemed registration as described in Section 4 below. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 3.

4. Demand Registration.

4.1 Request for Registration. Subject to the conditions of this Section 4, if the Company shall receive at any time after the earlier to occur of (i) six months after an IPO, and (ii) September 1, 2006, a written request from the Initiating Holders (for purposes of this Section 4, the “Initiating Holders” means Holders holding at least twenty-five percent (25%) of the then outstanding Registrable Securities) that the Company file a registration statement under the Securities Act (or other applicable securities regulations, as the case may be) covering the registration of Registrable Securities with an anticipated aggregate offering price of at least US$5,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 4, use its best efforts to effect, as soon as practicable, the registration under the Securities Act (or other applicable securities regulations, as the case may be) of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 4.1.

4.2 Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 4 and the Company shall include such information in the written notice referred to in Section 4.1. In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Registrable Securities held by the Initiating Holders and by such Holder) to the extent provided herein.

All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holders representing a majority in interest of the Registrable Securities held by the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company), provided that any such underwriting agreement shall not impair the indemnification rights of the

Holders granted under Section 8; and provided further, that the representations and warranties given by, and the other agreements on the part of, the Company to and for the benefit of the underwriter(s) shall also be made to and for the benefit of the Holders; and provided further, that the Company shall ensure that no underwriter(s) requires any Holder to make any representations or warranties to, or agreements with, any underwriter(s) in a registration other than customary representations, warranties and agreements relating to such Holder’s title to the Registrable Securities and authority to enter into the underwriting agreement.

Notwithstanding any other provision of this Section 4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, that the number of shares that may be included in the underwriting shall be reduced as required by the underwriter(s) and the Company will include in such registration (i) first, the maximum number of Registrable Securities requested to be included therein, pro rata among the respective Holders thereof on the basis of the amount of Registrable Securities requested to be included in such registration by each such Holder, and (ii) second, the maximum amount of other securities requested to be included therein (including any by the Company), pro rata among the holders of such other securities on the basis of the number of shares requested to be included in such registration by each such holder.

Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration. For any Holder that is a partnership, corporation or limited liability company, the partners, retired partners, members and stockholders or such Holder, or the estates and family members of any such partners and retired partners, members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence. If the Underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may sell securities in such registered underwritten offering if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

4.3 Limitations on Demand Registration. The Company shall not be required to effect a registration pursuant to this Section 4:

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

(ii) after the Company has effected two (2) registrations pursuant to this Section 4, and such registrations have been declared or ordered effective;

(iii) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of a Company-initiated registration subject to Section 3, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective as soon as practicable;

(iv) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3/F-3 pursuant to Section 5 hereof; or

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 4, a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously and materially detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12)-month period and provided further, that during such sixty (60) day period the Company shall not file a registration statement with respect to the public offering of securities of the Company.

5. Registration on Form S-3/F-3.

5.1 Registration. In case the Company shall receive from the Holders of the then outstanding Registrable Securities a written request or requests that the Company effect a registration on Form S-3/F-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(ii) use its best efforts to effect, as soon as practicable, such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company.

5.2 Limitations on Registration on Form S-3/F-3. The Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 5:

(i) if Form S-3 or Form F-3 (or any successor or similar form) is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than US$1,500,000;

(iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 5; provided, however, that the Company shall not utilize this right more than once in any twelve (12)-month period and provided further, that during such sixty (60) day period the Company shall not file a registration statement with respect to the public offering of securities of the Company;

(iv) if the Company has, within the eighteen (18) month period preceding the date of such request, already effected two registrations on Form S-3/F-3 for the Holders pursuant to this Section 5; or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act.

5.3 Commencement. Subject to Sections 5.1 and 5.2, the Company shall file a Form S-3/F-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 5 shall not be counted as requests for registration effected pursuant to Section 4.

6. Registration Procedures. If and whenever the Company is required by the provisions of Sections 3, 4 or 5 to use its best efforts to effect the registration of any Registrable Securities under the Securities Act (or other applicable securities regulations, as the case may be), the Company will, as expeditiously as reasonably possible:

(a) prepare and file with the SEC (or such other governing bodies, as the case may be) a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred and twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed;

(b) prepare and file with the SEC (or such other governing bodies, as the case may be) such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act (or other applicable securities regulations, as the case may be) with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act (or other applicable securities regulations, as the case may be), and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act (or other applicable securities regulations, as the case may be) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of each Holder prepare and furnish to such Holder a reasonable number of copies of a supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state of material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

(h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

7. Expenses of Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to this Agreement, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 4 or Section 5 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration), unless, in the case of a registration requested under Section 4, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 4, provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Company shall be required to pay any of such expenses and the Holders shall retain their rights pursuant to Section 4 or 5. Each Holder participating in a registration pursuant to this Agreement shall bear such Holder’s proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts or commissions payable to underwriters or brokers in connection with such offering.

8. Indemnification.

8.1 Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members or officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any securities laws or other laws of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or in connection with the registration of securities provided in this Agreement (an “Indemnifiable Loss”); and the Company will reimburse each such Holder, partner, member, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity contained in this Section 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an Indemnifiable Loss that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, partner, member, officer or director, underwriter or controlling person of such Holder; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

8.2 Holders. To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder or any of such other Holder’s partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any securities laws or other laws of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Indemnifiable Loss, in each case to the extent (and only to the extent) that such Indemnifiable Loss occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Section 8.2, for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this Section 8.2, together with any amounts payable under Section 8.3, exceed the net proceeds from the offering received by such Holder.

8.3 Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8. In no event shall any indemnity under this Section 8.3, together with any amounts payable under Section 8.2, exceed the net proceeds received by such Holder in the registered offering out of which such violation arises.

8.4 Equitable Relief. If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that, in any such case, (A) no Holder will be required to contribute under this Section 8 any amount in excess of the net proceeds received by such Holder in the offering; and (b) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

8.5 Survival. The obligations of the Company and Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which admits fault on behalf of the indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff of such indemnified party of a release from all liability in respect to such claim or litigation.

8.6 Underwriting Agreement Controls. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

9. Rule 144 Reporting. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act, any other rule or regulation of the SEC and any comparable provision of any applicable securities law that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3/F-3, the Company agrees to use its best efforts to:

9.1 Public Information. Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act (or comparable provision under the applicable securities laws in any jurisdiction where the Company’s securities are listed), at all times after ninety (90) days after the effective date of the first registration filed by the Company for an IPO;

9.2 Filings. File with the SEC (or such governing bodies as applicable) in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (and all other applicable securities laws); and

9.3 Compliance. Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3/F-3 (or any form comparable thereto under applicable securities laws of an jurisdiction where the Company’s securities are listed) (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

10. Standoff Agreement. The Company hereby agrees that it will, if required by the managing underwriter, not permit, during the period commencing on the date of the final prospectus relating to the Company’s IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days), the directors, officers and the stockholders of the Company to (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Equity Securities (whether such shares or any such securities are then owned by such person or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Equity Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Equity Securities or such other securities, in cash or otherwise. Each Holder hereby agrees to be subject to this standoff agreement, provided, however, that this Section 10 shall not apply to any transfer or similar act set forth in (i) or (ii) by a Holder to an Affiliate of such Holder. The foregoing provisions of this Section 10 shall apply only to the Company’s IPO and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) shareholders of the Company enter into substantially identical agreements. The underwriters in connection with the Company’s IPO are intended third party beneficiaries of this Section 10 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of Equity Securities subject to such agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities and each director and officer (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

11. Limitations on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any Equity Securities of the Company that would (i) grant such holder or prospective holder any registration rights superior to or in parity with those rights granted pursuant to this Agreement, (ii) allow such holder or prospective holder to include such securities in any registration filed under Section 3, unless under the terms of such agreement such holder or prospective holder may include such Equity Securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included, or (iii) allow such holder or prospective holder to demand registration of their securities, unless under the terms of such agreement such holder or prospective holder may demand such Equity Securities in any such registration only to the extent that the demand of such securities will not reduce the amount of the Registrable Securities of the Holders that are demanded.

12. Termination of Rights. No Holder shall be entitled to exercise any registration right provided for in this Agreement after three (3) years following the consummation of the Qualified IPO or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any Affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period under Rule 144(k) of the Securities Act.

13. Information from Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

14. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

15. Miscellaneous

15.1 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder only with the prior written consent of the Company, which consent should not be unreasonably withheld. Notwithstanding the foregoing, a Holder may assign the rights (with all related obligations) under this Agreement to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner, member or stockholder of a Holder or its Affiliate, or (ii) is a Holder’s family member or trust for the benefit of an individual Holder or family member, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 10 above; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

15.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to the rules thereof regarding conflicts of laws.

15.3 Dispute Resolution.

(a) Any dispute, controversy or claim (each, a “Dispute”) arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved at the first instance through consultation between the parties to such Dispute. Such consultation shall begin immediately after any party has delivered written notice to any other party to the Dispute requesting such consultation.

(b) If the Dispute is not resolved within sixty (60) days following the date on which such notice is given, the Dispute shall be submitted to arbitration upon the request of any party to the Dispute with notice to each other party to the Dispute (the “Arbitration Notice”).

(c) The arbitration shall be conducted in Hong Kong Special Administrative Region (“Hong Kong”) under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be three (3) arbitrators. The claimants in the Dispute shall collectively choose one (1) arbitrator, and the respondents shall collectively choose one (1) arbitrator. The Secretary General of the Centre shall select the third arbitrator, who shall be qualified to practice law in the State of New York. If any of the members of the arbitral tribunal have not been appointed within thirty (30) days after the Arbitration Notice is given, the relevant appointment shall be made by the Secretary General of the Centre.

(d) The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the Arbitration Rules of the United Nations Commission on International Trade Law, as in effect at the time of the arbitration. However, if such rules are in conflict with the provisions of this Section 15.3, including the provisions concerning the appointment of arbitrator, the provisions of this Section 15.3 shall prevail.

(e) Each party to the arbitration shall cooperate with each other party to the arbitration in making full disclosure of and providing complete access to all information and documents requested by such other party in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

(f) The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

(g) The arbitrator shall decide any dispute submitted by the parties to the arbitration strictly in accordance with the substantive law of the State of New York and shall not apply any other substantive law.

(h) Any party to the Dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

(i) During the course of the arbitration tribunal’s adjudication of the dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

(j) The cost of arbitration (including legal, accounting and other professional fees and expenses reasonably incurred by any prevailing party with respect to the investigation, collection, prosecution and/or defense of any claim in the Dispute) shall be borne pro rata by each losing party.

15.4 Counterparts. This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in any number of counterparts, each of which shall be an original but all of such counterparts together shall constitute one and the same instrument and shall become effective (unless otherwise provided therein) when all counterparts have been signed by all relevant parties and delivered to the other parties. Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as being a good and valid execution and delivery of this Agreement by that party.

15.5 Titles and Subtitles; References. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement, nor as evidence of the intention of the parties hereto. Except where otherwise indicated, all references in this Agreement to Sections refer to Sections of this Agreement.

15.6 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, at the address set forth on the signature page, or at such other address as the Holder shall have furnished to the other parties hereto in writing, or (b) if to any other holder of any securities, at such address as such holder shall have furnished the other parties hereto in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Preferred Shares who has so furnished an address to the Company, or (c) if to the Company, at the address of its principal offices set forth on the signature page of this Agreement, or at such other address as the Company shall have furnished to the other parties hereto in writing.

15.7 Expenses. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, expenses and necessary disbursements in addition to any other relief to which such party may be entitled.

15.8 Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the Board of Directors of the Company and the holders of at least sixty percent (60%) of the outstanding Registrable Securities; provided, however, that in the event that such amendment or waiver adversely affects the obligations or rights of the Holders holding Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Series D Preferred Shares, such amendment or waiver shall also require the written agreement of the Holders representing a majority in voting power of the Series A Preferred Shares, the Series B Preferred Shares, Series C Preferred Shares and the Series D Preferred Shares, voting separately and, provided, further, that any amendment or waiver that adversely affects a Holder of Registrable Securities in a different manner than any or all of the other Holders of Registrable Securities party hereto shall require the written consent of such Holder of Registrable Securities. Any amendment or waiver effected in accordance with this Section 15.8 shall be binding upon the Holders, each transferee of the Registrable Securities, each future holder of all such Registrable Securities, and the Company. Notwithstanding the foregoing, in the event of a subsequent closing with an investor under the Securities Purchase Agreement, such investor shall become a party to this Agreement as an “Investor” without the consent of the Company, any Investor or any other Holder, except as provided in the Securities Purchase Agreement, upon receipt from such Investor of a fully executed signature page hereto.

15.9 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any governmental entity, the remaining provisions of this Agreement shall remain in full force and effect provided that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof.

15.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

15.11 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any other written or oral agreements between the parties hereto are expressly canceled. The Prior Registration Rights Agreement is hereby terminated, of no further force and effect, and amended and restated in accordance herewith.

15.12 Aggregation of Stock. All Registrable Securities held or acquired by Affiliated entities or persons shall be aggregated for the purposes of determining the availability of any right under this Agreement.

15.13 Specific Performance. The Company and each Holder acknowledge that, in view of the transactions contemplated by this Agreement, each party would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed in accordance with its terms, and therefore agrees that the non-breaching parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which such non-breaching parties may be entitled at law or in equity.

15.14 No Presumption. The parties acknowledge that any applicable Law that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel.

15.15 Most Favored Investors. In the event the Company hereafter grants any other investors or shareholders, pursuant to a future financing, any rights, privileges or protections more favorable than those granted to the Investors pursuant to this Agreement, the Investors shall, at their option, be entitled to the same rights, privileges or protections pari passu with the other investors or shareholders.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

CHINAEDU Corporation

By:	/s/ Julia Huang
Title:	CEO

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Tiger Technology Private Investment Partners II, L.P.

By:	Tiger Technology PIP Performance II, L.L.C. its General Partner

/s/ Scott Schleifer
By:	Scott Schleifer
Title:	Managing Partner

Address:	Turner & Roulstone Management Ltd. Strathvale House, PO Box 2636GT George Town, Grand Cayman Cayman Islands

Tiger Technology II, L.P.

By:	Tiger Technology Performance, L.L.C., its General Partner

/s/ Scott Schleifer
By:	Scott Schleifer
Title:	Managing Partner

Address:	Walker House, P.O. Box 908GT George Town, Grand Cayman Cayman Islands

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

The McGraw-Hill Companies

/s/ Hendrik J. Kranenburg
By:	Hendrik J. Kranenburg
Title:	Group President, HPI

Address:	Two Penn Plaza
New York, NY 12121 USA

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

UOB Venture Technology Investments Ltd.

/s/ Kian-Wee Seah
By:	Kian-Wee Seah
Title:	Managing Director of UOB Venture Management Pte Ltd.

Address:	UOB Venture Technology Investments Ltd.
c/o UOB Venture Management Pte Ltd.
80 Raffles Place #30-20
UOB Plaza 2 Singapore 048624

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Axial Group Limited

/s/ Barry F. Westfall
By:	Barry F. Westfall on behalf of Ecoban Investments as Power of Attorney over Axial Group Shares

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Weblearning Company Limited

/s/ Xue Shan
By:	Xue Shan
Title:

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

InterVision Technology Ltd.

/s/ Xiaojun Wang
By:	Xiaojun Wang
Title:

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

IDG Technology Venture Investments, LP

By:	IDG Technology Venture Investments, LLC,
its General Partner

By:	/s/ Li Jian Guang
Title:	Li Jian Guang

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Ecoban Investments LLC

/s/ Barry F. Westfall
By:	Barry F. Westfall
Title:	Chairman

Address:

330 Madison Ave (24th FL)
New York, N.Y. 10017

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Brilliant World Limited

/s/ Charlene Chien
By:	Charlene Chien
Title:	Director

Address:

8F, No. 300, Yang Guang St.
Neihu, Taipei, Taiwan

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

International Data Ventures LLC

/s/ Earl C. Yen
By:	Earl C. Yen
Title:	Authorized Signatory

Address:

Room 806-888
Wayson Commercial Building
28 Connaught Road West
Sheung Wan, Hong Kong.

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

MMFI CAPI Venture Investments Limited

/s/ Yoshiaki Hasegawa

Address:	Suite 1112 Two Pacific Place, Hong Kong

YST International Investment Fund

/s/ Yoshiaki Hasegawa

Address:	Suite 1112 Two Pacific Place, Hong Kong

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Everloyal Services Limited

/s/ Julia Huang
Power of Attorney

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

/s/ Stephen P. Kennard Stephen P. Kennard

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Newfoundland Opportunity Limited

/s/ Wei Li

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Grandeur Holdings (BVI) Corp

/s/ Xi Jin

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Smart Master International Limited

/s/ Neil Shen

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Richstar Investments Group Limited

/s/ Charles Xue

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Century Technology Company of R.U.C.

/s/ Gang Lin

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Lingyuan Furong Investment Management Company Limited

/s/ Hung Ka Kung

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

MLP Holdings Limited

/s/ Lucy Qing Li

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

NewValue Technology Limited

/s/ Lucy Qing Li

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

Pretty Wisdom Management Ltd.

/s/ Xiaojun Wang

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

China Education Holdings Limited

/s/ Li Hong Tao

Address:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

LEVEL GLOBAL INVESTORS, L.P.
By:	Level Global, L.L.C., its general partner

By	/s/ Jeremy I. Bohrer
Name:	Jeremy I. Bohrer
Title:	General Counsel & Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

BESSEMER VENTURE PARTNERS VI L.P.

BESSEMER VENTURE PARTNERS VI INSTITUTIONAL L.P.

BESSEMER VENTURE PARTNERS CO-INVESTMENT L.P.

By:	/s/ J. Edmund Colloton
Name:	J. Edmund Colloton
Title:	Executive Manager

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

SIG CHINA INVESTMENTS ONE, LIMITED

By:	/s/ Michael L. Spolan
Name:	Michael L. Spolan
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

RIGHT UNION INVESTMENT LIMITED

/s/ Liang Zheng Zhong

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

STEPHEN P. KENNARD

/s/ Stephen P. Kennard
(Signature)

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

JAYHAWK PRIVATE EQUITY FUND, L.P.

By:	Jayhawk Private Equity GP, L.P.
Its:	General Partner

By:	Jayhawk Capital Management, L.L.C.
Its:	General Partner

/s/ Michael D. Schmitz
By:	Michael D. Schmitz
Title:	Chief Financial Officer

Address: c/o Jayhawk Capital Management, L.L.C.
5410 West 61st Place, Suite 100
Mission, KS 66205
Fax: 913-642-8661

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

JAYHAWK PRIVATE EQUITY CO-INVEST FUND, L.P.

By:	Jayhawk Private Equity GP, L.P.
Its:	General Partner

By:	Jayhawk Capital Management, L.L.C.
Its:	General Partner

/s/ Michael D. Schmitz
By:	Michael D. Schmitz
Title:	Chief Financial Officer

Address: c/o Jayhawk Capital Management, L.L.C.
5410 West 61st Place, Suite 100
Mission, KS 66205
Fax: 913-642-8661

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

HC PRCEDU LLC

/s/ Steven W. Hart
By:	Steven W. Hart
Title:	Manager

Address:

Steven W. Hart
Hart Capital LLC
131 Rowayton Avenue
Rowayton, CT 06853
Fax: (203) 857-6051

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

HCBD LLC

By:	/s/ Steven W. Hart
Its:

Address:

HCBD LLC c/o Hart Capital LLC
131 Rowayton Avenue
Rowayton, CT 06853
Fax (203) 857-6051

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

JAMES W. HEAVENER

/s/ James W. Heavener

Address:

3300 University Blvd.
Winter Park, FL 32792

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

PHELPS SECURITIES, LLC

By:
Title:

Address:

3300 University Blvd.
Winter Park, FL 32792

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

CHINAEDU, LLC

/s/ Brock McClane
By:	Brock McClane
Title:	Trustee

Address:

3300 University Blvd.
Winter Park, FL 32792

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

CHRISTOPHER A. MARCONI

/s/ Christopher A. Marconi

Address:

1141 Osceola Avenue
Winter Park, FL 32789

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT